UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2022

TC BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-40637	86-2650449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dawson Street

Thomasville, Georgia 31792

(Address of principal executive offices)

(229) 226-3221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TCBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 20, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the board of directors (the “Board”) of TC Bancshares, Inc. (the “Company”), the Board increased its size to 8 directors and appointed Joshua Travis Bryant to fill a newly-created seat, effective immediately.

Mr. Bryant has extensive executive leadership experience. Since August 2013, Mr. Bryant has served as the President, and Chief Executive Officer and as a director at Coastal Forest Resources Company. Mr. Bryant also currently serves as a director at Coastal Plywood Company. Prior to that, Mr. Bryant was employed at the accounting firm Lanigan & Associates P.C. Mr. Bryant also served as the Chief Financial Officer for a privately held entity. Mr. Bryant is a Certified Public Accountant with extensive financial expertise including in the oversight, preparation, audit and evaluation of financial statements.

Mr. Bryant was appointed as a Class II director for a term that will expire at our 2023 annual meeting of stockholders and until his successor is duly elected and qualified. The Board has determined that Mr. Bryant is an independent director under the applicable listing standards of the Nasdaq Stock Market. Mr. Bryant was also appointed to serve on the audit, asset liability (ALCO), compensation, and executive committees of the Board.

As a member of the Board, Mr. Bryant will receive the Company’s standard compensation for non-employee directors as described under "Director Compensation" in our definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2022.

There are no other arrangements or understandings between Mr. Bryant and any other person pursuant to which he was selected to serve on the Board. There are no transactions in which the Company is a party and in which Mr. Bryant has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 21, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline EXBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2022	TC BANCSHARES, INC.

	By:	/s/ Linda Palmer
Linda Palmer
Chief Financial Officer